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                  CONSENT TO BE NAMED AS A DIRECTOR
                                OF
                       ENFINITY CORPORATION

     The undersigned hereby consents to be named in the Registration Statement on Form S-1 to be filed by Enfinity Corporation (the "Company") with the Securities and Exchange Commission, as a director of the Company.


                                                     /s/ Charles Scott
                                                    ---------------------------
                                                         Charles Scott


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